GOODWILL	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL	GOODWILL
The Company's Goodwill balance on the Consolidated balance sheet is comprised of the following amounts:

at December 31	2022		2021
(millions)	Canadian dollars	US dollars	Canadian dollars	US dollars

Columbia Pipeline Group, Inc.	9,948	7,351	9,303	7,351
ANR	2,634	1,946	2,464	1,946
Great Lakes	165	122	725	573
North Baja	65	48	61	48
Tuscarora	31	23	29	23
	12,843	9,490	12,582	9,941
Changes in Goodwill were as follows:

(millions of Canadian $)	U.S. Natural Gas Pipelines

Balance at January 1, 2021	12,679
Foreign exchange rate changes	(97)
Balance at December 31, 2021[1]	12,582
Great Lakes impairment charge	(571)
Foreign exchange rate changes	832
Balance at December 31, 2022[1]	12,843
1Represents gross amount of goodwill as at December 31, 2022 of $14,578 million (2021 – $13,746 million), net of accumulated impairment of $1,735 million (2021 – $1,164 million).
As part of the annual goodwill impairment assessment at December 31, 2022, the Company evaluated qualitative factors impacting the fair value of the underlying reporting units for all reporting units other than the ANR reporting unit. It was determined that it was more likely than not that the fair value of these reporting units exceeded their carrying amounts, including goodwill.
ANR
The Company elected to proceed directly to a quantitative annual impairment test at December 31, 2022 for the $2,634 million (US$1,946 million) of goodwill related to the ANR reporting unit following the passage of time from the previous test at December 31, 2016, and subsequent to the ANR settlement-in-principle in 2022. It was determined that the fair value of ANR exceeded its carrying value, including goodwill at December 31, 2022.
Great Lakes
During first quarter 2022, TC Energy elected to pursue an unanticipated opportunity to extend the existing recourse rates on Great Lakes. This prompted the Company to re-evaluate the impact of maintaining recourse rates at the current level as opposed to moving forward with the previously presumed Great Lakes rate case process in 2022.
On March 18, 2022, Great Lakes reached a pre-filing settlement with its customers and filed an unopposed rate case settlement with FERC by which Great Lakes and the settling parties agreed to maintain existing recourse rates through October 31, 2025. While the settlement created short-term rate certainty, it prompted a re-evaluation of Great Lakes’ long-term free cash flows. With recourse rates maintained at the current level for the next three years, the expectation of increased contracting, growth and other near-term commercial and regulatory opportunities were negatively impacted.
Management performed a quantitative impairment test that evaluated a range of assumptions through a discounted cash flow analysis using a risk-adjusted discount rate. It was determined that the estimated fair value of the Great Lakes reporting unit no longer exceeded its carrying value, including goodwill and that an impairment charge was necessary. As a result, the Company recorded a pre-tax goodwill impairment charge of $571 million ($531 million after tax) within the U.S. Natural Gas Pipelines segment that is included in Goodwill and asset impairment charges and other in the Company's Consolidated statement of income. The remaining goodwill balance related to Great Lakes is US$122 million at December 31, 2022 (December 31, 2021 – US$573 million). There is a risk that continued reductions in future cash flow forecasts and adverse changes in other key assumptions could result in a future impairment of the goodwill balance relating to Great Lakes.
The Company elected to allocate the goodwill impairment charge first to goodwill that is non-deductible for income tax purposes, with any remaining charge allocated to tax-deductible goodwill. The majority of the Great Lakes goodwill impairment charge was allocated to non-deductible goodwill and the income tax recovery of $40 million was attributable to the portion of the goodwill that was deductible for income tax purposes.
The estimated fair value measurements used in the Company's goodwill impairment analysis is classified as Level III. In the determination of the fair value utilized in the quantitative goodwill impairment test for each reporting unit, the Company used its projections of future cash flows and applied a risk-adjusted discount rate which involved significant estimates and judgments.
Asset Divestiture Program
TC Energy has announced an asset divestiture program that may involve the divestiture of reporting units, or portions thereof. To the extent that a sale transaction indicates a value lower than previously estimated, goodwill could be impaired. These divestitures could include assets that have associated goodwill. In the event of a partial sale of such assets, the anticipated proceeds will be considered in management’s assessment of fair value of the retained interest and any associated goodwill.